Litigation and Contingencies	9 Months Ended	12 Months Ended
	Sep. 30, 2017	Dec. 31, 2016
Loss Contingency [Abstract]
Litigation and Contingencies

Note 7. Litigation and Contingencies

The Company is involved in various legal proceedings, including product liability, general liability, workers’ compensation liability, and employment litigation, which have arisen in the normal course of operations. The Company is insured for product liability, general liability, workers’ compensation, employer’s liability, property damage and other insurable risk required by law or contract, with retained liability or deductibles. The Company has recorded and maintains an estimated liability in the amount of management’s estimate of the Company’s aggregate exposure for such retained liabilities and deductibles. For such retained liabilities and deductibles, the Company determines its exposure based on probable loss estimations, which requires such losses to be both probable and the amount or range of probable loss to be estimable. The Company believes it has made appropriate and adequate reserves and accruals for its current contingencies. On May 11, 2017, the Company obtained insurance coverage for product liability exposures, certain exposures related to general, workers’ compensation and automobile liability, catastrophic losses as well as those risks required to be insured by law or contract. The Company’s workers’ compensation policies have a $250 per claim deductible with a $1,000 aggregate deductible. The Company also maintains an occurrence based product liability policy with a $500 per claim self-insured retention.

The product liability case Knezek v. Terex Corp, et. al., went to trial and on November 10, 2016, the jury awarded the plaintiff damages payable by the Company in the amount of $109. The verdict was subject to appeal and on January 12, 2017 a settlement agreement of $225 was reached, which was paid in full during the period ended March 31, 2017.

The product liability case Jones v. Terex Corp, et. al., an agreement of $1,600 was reached in March 2017. The Company agreed to pay $200 within 14 days of full execution of settlement agreement, followed thereafter by monthly payments in the amount of $82 per month for 17 months. Settlement for $53 was reached with co-plaintiff, Kerch, in June 2017

NOTE 12—LITIGATION AND CONTINGENCIES

The Company is involved in various legal proceedings, including product liability, general liability, workers’ compensation liability, employment, commercial and intellectual property litigation, which have arisen in the normal course of operations. The Company is insured for product liability, general liability, workers’ compensation, employer’s liability, property damage and other insurable risk required by law or contract, with retained liability or deductibles. The Company has recorded and maintains an estimated liability in the amount of management’s estimate of the Company’s aggregate exposure for such retained liabilities and deductibles. For such retained liabilities and deductibles, the Company determines its exposure based on probable loss estimations, which requires such losses to be both probable and the amount or range of probable loss to be estimable. The Company believes it has made appropriate and adequate reserves and accruals for its current contingencies.

At December 31, 2016 there were two outstanding product liability cases of $1,900 and $225 (total $2,125). One case settled prior to year-end (see note 14). The outcomes of lawsuits cannot be predicted and, if determined adversely, could ultimately result in the Company incurring significant liabilities which could have a material adverse effect on its results of operations. The Company believes that the outcome of such matters, individually and in the aggregate, will not have a material adverse effect on its financial statements as a whole.